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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 3, 2003

WASHINGTON GROUP INTERNATIONAL, INC.

Commission File Number 1-12054

A Delaware corporation

IRS Employer Identification No. 33-0565601

720 PARK BOULEVARD, BOISE, IDAHO 83729

208/386-5000

Item 5. Other Material Important Events.

        On January 31, 2003, the Company announced that it has extended its bonding arrangement with its surety, Federal Insurance Company, for the year 2003. (See the attached press release dated January 31, 2003, filed as Exhibit 99.1 hereto and incorporated herein by this reference.)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

  (c)
  Exhibits.

  99.1
  Press release dated January 31, 2003.

Signature

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WASHINGTON GROUP INTERNATIONAL, INC.
February 3, 2003	By:	/s/ CRAIG G. TAYLOR Craig G. Taylor Secretary

WASHINGTON GROUP INTERNATIONAL, INC.
EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release dated January 31, 2003.

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  Item 5. Other Material Important Events.
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Signature
WASHINGTON GROUP INTERNATIONAL, INC. EXHIBIT INDEX